UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 61554399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 28, 2021, Senmiao Technology Limited (the “Company”) held its annual meeting of shareholders for its fiscal year ended March 31, 2021. Holders of 36,030,790 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, representing 65.02% of the total outstanding shares of common stock and therefore constituting a quorum of more than a majority of the shares outstanding and entitled to vote at the Annual Meeting as of the record date of August 6, 2021. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows. Other than proposal 2 below, broker non-votes for each of the other proposals are 17,409,245.

1.	A proposal to elect five directors to the Company’s board of directors to hold office until the next annual meeting and until their successors are duly elected and qualified:

Director’s Name	Votes For	Votes Withheld
Xi Wen	18,375,024	246,521
Xiaojuan Lin	18,193,689	427,856
Trent D. Davis	18,154,989	466,556
Sichun Wang	18,193,282	428,263
Jie Gao	18,417,586	203,959

2.	A proposal to ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2022:

For	Against	Abstain
35,621,474	297,545	111,771

3.	A proposal to approve the amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares:

For	Against	Abstain
17,063,107	1,544,837	13,601

4.	A proposal to approve future adjustments of exercise prices of our warrants below their floor prices in accordance with the terms of such warrants:

For	Against	Abstain
18,040,180	563,762	17,603

Pursuant to the foregoing votes, (i) Xi Wen, Xiaojuan Lin, Trent D. Davis, Sichun Wang and Jie Gao were elected to serve as the Company’s board of directors to hold office until the next annual meeting and until their successors are duly elected and qualified; (ii) Friedman LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022; (iii) the amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares was approved; and (iv) future adjustments of exercise prices of our warrants below their floor prices in accordance with the terms of such warrants were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENMIAO TECHNOLOGY LIMITED

Date: September 30, 2021	By:	/s/ Xiaoyuan Zhang
	Name:	Xiaoyuan Zhang
	Title:	Chief Financial Officer